Supplement to Statement of Additional Information dated March 1, 1997
         Scudder Latin America Fund
         Scudder Pacific Opportunities Fund
         Scudder Greater Europe Growth Fund
         Scudder Emerging Markets Growth Fund

Supplement to Statement of Additional Information dated June 5, 1997
         Scudder International Growth and Income Fund

Supplement to Statement of Additional Information dated August 1, 1997
         Scudder International Fund


The following text replaces the table under "REMUNERATION".

The Independent Directors met fifteen times during 1996, including Board and Committee meetings and meetings to review each Fund's contractual arrangements.

The following table shows the aggregate compensation received by each Independent Director during 1996 from the Corporation and from all of Scudder funds as a group.

             Name                  Scudder International Fund, Inc.*       All Scudder Funds
             ----                  ---------------------------------       -----------------

Paul Bancroft III, Director                     $41,486                   $143,358 (16 funds)

Thomas J. Devine, Director                      $44,086                   $156,058 (18 funds)

Keith R. Fox, Director                          $43,486                    $87,508 (10 funds)

William H. Gleysteen, Jr.,                      $44,086                   $130,336** (13 funds)
Director

William H. Luers, Director                      $43,486                   $100,486 (11 funds)

Wilson Nolen, Director                          $45,086                   $165,608 (17 funds)

Dr. Gordon Shillinglaw,                         $45,086                   $119,918 (19 funds)
Director

Robert G. Stone, Jr.,                             $0                       $12,272+ (2 funds)
Honorary Director

* Scudder International Fund, Inc. consists of six funds: Scudder International Fund, Scudder Latin America Fund, Scudder Pacific Opportunities Fund, Scudder Greater Europe Growth Fund, Scudder Emerging Markets Growth Fund and Scudder International Growth and Income Fund.

** This amount does not reflect $4,888 in retirement benefits accrued as part of Fund Complex expenses, and $3,000 in estimated annual benefits payable upon retirement. Retirement benefits accrued and proposed are to be paid to Mr. Gleysteen as additional compensation for serving on the Board of The Japan Fund, Inc.

+ This amount does not reflect $6,189 in retirement benefits accrued as part of Fund Complex expenses, and $6,000 in estimated annual benefits payable upon retirement. Retirement benefits accrued and proposed are to be paid to Mr. Stone as additional compensation for serving on the Board of The Japan Fund, Inc.


August 27, 1997